EXHIBIT A

                                 BILL OF SALE


      Know All Men By These Presents,

      That, FENCO TOOL & DIE, LTD., a limited partnership organized and existing under and by virtue of the laws of the State of Florida, having its principal place of business in the City of Riviera Beach and the County of Palm Beach in the State of Florida, of the first part, for and in consideration of the sum of Ten Dollars ($10.00), in lawful money (and other goods and valuable consideration unto it moving) to it paid by HIREL TECHNOLOGIES, INC., a corporation organized and existing under and by virtue of the law of the State of Florida, of the second part, the receipt of which is hereby acknowledged, has granted, bargained, sold, transferred and delivered, and by these presents does grant, bargain, sell, transfer, set over and deliver unto the party of the second part, sells and assigns, all those certain goods and chattels, described as follows:

      All properties and assets of party of the first part and its business as a going concern, and all Purchased Assets as described in that certain Asset Purchase Agreement dated as of ___________, 1997 between party of the first and party of the second part, and further including, but not limited to, the Assets described on Exhibit 1 hereto

      To Have and to Hold, the same unto the parties of the second part, and assigns forever.


      In Witness Whereof, the party of the first part has caused its corporate name to be hereunto subscribed and its corporate seal to be affixed by its officers hereunto duly authorized, this ___ day of _________________, 1997.


Signed, sealed and delivered in the presence of:

                                       FENCO TOOL & DIE, LTD., a Florida limited partnership

                                       By: F & M INVESTMENTS, INC., its general
                                       partner

                                       By:







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STATE OF FLORIDA          )
                          )  SS:
COUNTY OF BROWARD         )


      I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by _______________________________________________, _________________ of F & M
INVESTMENTS, INC., the general partner of FENCO TOOL & DIE, LTD., a Florida limited partnership, who is personally known to me or who has produced _______________________ as identification.

      WITNESS my hand and official seal in the County and State last aforesaid this ____ day of __________________, 1997.




                                     Notary Public, State of Florida at Large



                                 Typed, printed or stamped name of Notary Public
My Commission Expires:




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                                   EXHIBIT 1


                                List of Assets





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                                   EXHIBIT B

                              ASSUMED LIABILITIES




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